Annual Meeting May 14, 2014 Exhibit 99.1

Forward Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as “believes,” “expects,”
“anticipates,” “estimates” or similar expressions. These forward-looking statements include, but are not limited to:
statements of our goals, intentions and expectations;
statements regarding our business plans, prospects, growth and operating strategies;
statements regarding the asset quality of our loan and investment portfolios; and
estimates of our risks and future costs and benefits.
These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors:
general economic conditions, either nationally or in our market areas, that are different than expected;
changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
increased competitive pressures among financial services companies;
Difficulties in integrating Newport Federal Savings Bank or failing to achieve the expected cost savings or revenue synergies;
changes in consumer spending, borrowing and savings habits;
legislative or regulatory changes that adversely affect our business;
adverse changes in the securities and credit markets; and
changes in accounting policies and practices, as may be adopted by bank regulatory agencies or the Financial Accounting
Standards Board.
Any of the forward-looking statements that we make in this presentation and in other public statements we make may later prove incorrect because of inaccurate assumptions, the factors illustrated above or other factors that we cannot foresee. Consequently, no forward-looking statement can be guaranteed.
Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.  We do not undertake, and specifically disclaim any obligation, to revise any forward-looking statements contained in this presentation.

(1) Close price on April 30, 2014
(2) See Appendix – Non-GAAP Financial Measures
Market Summary as of April 30, 2014
Issuer: SI Financial Group, Inc.
Listing / Ticker Symbol: Nasdaq Global Market / “SIFI”
Market Price Per Share:
(1)
$11.80
Shares Outstanding: 12,828,406
Market Capitalization: $151.4 million
Tangible Book Value Per Share:
(2)
$10.52
Price to Tangible Book Value: 112.17%
Dividend Yield: 1.04%

Company Overview

SI Financial Group, Inc.

Agawam
Monson
Southbridge
Uxbridge
Franklin
Somers
Woodstock
Woonsocket
Cumberland Hill
North Attleboro
Attleboro
Taunton
Ellington
Simsbury
North Providence
Pawtucket
Providence
Dighton
South Windsor
Hartford
Manchester
Mansfield
Brooklyn
Cranston
Somerset
Newington
Glastonbury
West Warwick
Warwick
Coventry
Plainfield
Fall River
New Britain
Bristol
Middletown
North Kingstown
Arcadia Management Area
Meriden
Little Haddam
Salem
Hopkinton
Uncasville
Charlestown
Essex
Westerly
Madison
Old Lyme
Fishers Island Sound
Enfield
Windsor
Willington
Hebron
Jewett City
Norwich
New London
Newport
Wakefield
Rhode Island Sou

5 Headquartered in Willimantic, CT Established in 1842 Total assets in 1995: $252 million

Business Strategy

Continue community oriented focus by offering a full range of financial products and services to its customers
Optimize future growth opportunities by executing a proven business model and by opportunistically seeking branch or whole bank acquisitions in areas in or adjacent to existing market area
Prudently diversify the asset mix and geographic concentration by selectively increasing the percentage of commercial business loans, multi-family and commercial real estate loans locally and in the New England region and by expanding the existing portfolio of time share and homeowner association loans
Continue conservative underwriting practices and maintain a high quality loan portfolio
Increase core deposits by emphasizing exceptional customer service, cross-selling our full range of financial products and increasing our commercial deposits
Supplement noninterest income through expanded mortgage banking operations and wealth management operations

Financial Highlights

$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$872,354
$926,409
$955,047
$952,880
$1,346,379
2009
2010
2011
2012
2013

Franchise Growth 8 Savings Institute has grown organically and through acquisitions, resulting in an asset CAGR from 2009 to 2013 of 11.5% Total Assets (In Thousands)

Deposits - Trend
Total deposits exclude mortgagors’ and investors’ escrow accounts
From December 2009 to March 2014, total deposits have grown at CAGR of 8.8%
$65,407 $66,845
$85,958
$89,836
$139,428
$136,297
$282,071
$304,306
$343,331
$338,076
$494,765 $505,652
$311,309
$289,563
$272,637 $277,236
$350,556
$362,334
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
$1,000,000
2009 2010 2011 2012 2013 Mar 2014
Demand NOW/Savings/MMDA Time
Average
Interest Rate
2.25% 1.55% 1.18% 0.97% 0.75% 0.62%

Loan Portfolio - Trend

$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
$1,000,000
$1,100,000
2009 2010 2011 2012 2013 Mar 2014
Com'l RE Com'l Bus Construction 1-4 Family Consumer
(In Thousands)

Loan Portfolio – Comparison
27.80%
24.13%
1.01%
41.99%
5.06%
March 31, 2014
Com'l RE Com'l Bus
Construction 1-4 Family
Consumer
28.66%
31.62%
0.48%
33.55%
5.69%
March 31, 2013
Com'l RE Com'l Bus
Construction 1-4 Family
Consumer

Asset Quality – Trend

Savings
Institute has maintained high asset quality with solid reserve coverage
Aggressive with early recognition of nonperforming loans
2009 2010 2011 2012 2013 Mar 2014
Nonperforming loans $ 3,007 $ 4,925 $ 10,591 $ 7,654 $ 6,993 $ 5,983
Other real estate owned 3,680 1,285 976 1,293 2,429 2,037
Nonperforming assets 6,687 6,210 11,567 8,947 9,422 8,020
Accruing TDRs 67 5,261 4,620 3,826 2,192 3,178
Total NPAs and TDRs 6,754 11,471 16,187 12,773 11,614 11,198
NPLs/Loans 0.49% 0.81% 1.70% 1.11% 0.66% 0.57%
NPAs and TDRs /Assets 0.77% 1.24% 1.69% 1.34% 0.86% 0.82%
Reserves/Loans 0.80% 0.79% 0.80% 0.93% 0.66% 0.69%
Reserves/NPLs 162.65% 97.44% 46.93% 83.45% 98.90% 121.21%

Tax-exempt 4%
Corporate Debt 2%
MBS - Nonagency Res'l 0%
USG & Agency 32%
State & Muni Debt 2%
MBS - Agency Res'l 45%
CDOs (TRUPs) 1%
Govt-Spon Ent. 13%
USG & Agency
State & Muni Debt
CDOs (TRUPs)
Govt-Spon Ent.
MBS - Agency Res'l
MBS - Nonagency Res'l
Tax-exempt
Corporate Debt

Securities Portfolio – March 31, 2014

Savings Institute maintains a diversified securities portfolio totaling $170.0 million at March 31, 2014
Savings Institute performs impairment analyses on its securities portfolio quarterly.  As of March 31, 2014, all securities were of investment grade.

Noninterest Income - Trend 14 $10,181 $10,685 $11,127 $8,717 $8,305 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 2009 2010 2011 2012 2013 (In Thousands)

Electronic Banking

2012 2013
Transaction at SIBT ATMs 870,399 914,204
Debit Signature Transactions 2,473,993 3,274,051
Debit POS/ATM Transactions 2,611,065 2,912,075
On-line Bill Pay Transactions 329,014 367,446
eStatement Accounts 13,906 22,506
EBills 1,180 1,762
Mobile Browser Sessions 243,671 367,446

Financial Strength – March 31, 2014
* Represents regulatory capital ratios for Savings Institute.

Ratio *
Minimum
Required
Well
Capitalized
Risk-Based Capital 15.76% 8.00% 10.00%
Tier 1 Risk-Based
Capital
14.80% 4.00% 6.00%
Tier 1 Capital 8.98% 4.00% 5.00%
Tangible Equity Ratio 8.98% 1.50% N/A

Earnings

2013 – Net  Loss of $855,000
$2.6 million of Pre-tax Merger-related Expenses for Newport Acquisition
$1.2 million in Losses on the Sale of Securities
$659,000 in Federal Home Loan Bank Prepayment Penalties for the Early
Extinguishment of Debt
Includes Operations of Newport effective September 6, 2013
4    Quarter of 2013 – Net Income of $1.0 million
1   Quarter of 2014 – Net Income of $906,000
th
st

Appendix – Non-GAAP Financial Measures

Non-GAAP Financial Measures – March 31, 2014

Tangible Book Value Per Share:
Book value per share $12.03
Effect of intangible assets per share (1.51)
Tangible book value per share $10.52
Tangible Common Equity:
Equity $154,298
Less:  Intangible assets (19,402)
Tangible equity $134,896
Dollars in thousands, except per share amounts